SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _________________________



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  June 1, 2004
             -----------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                       ESTERLINE TECHNOLOGIES CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      001-06357                13-2595091
-----------------------------    -----------------------    --------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

                 500-108th Avenue NE, Bellevue, Washington 98004
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          (Address of principal executive offices, including zip code)

                                 (425) 453-9400
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              (Registrant's telephone number, including area code)

Item 12.          Results of Operations and Financial Condition

         On June 1, 2004, Esterline Technologies Corporation issued a press release announcing financial results for the three months ended April 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 1, 2004

                           ESTERLINE TECHNOLOGIES CORPORATION

                           By:  /s/ Robert D. George
                                ------------------------------------------------
                                Name:  Robert D. George
                                Title: Vice President, Chief Financial Officer, Secretary and Treasurer

                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------
99.1           Press release issued by Esterline Technologies Corporation, dated June 1, 2004


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